Provisions	6 Months Ended
Jun. 30, 2023
Provisions [Abstract]
Provisions

13. Provisions

	Dilapidation	Restructuring	Other	Total
	£’000	£’000	£’000	£’000

At January 1, 2023	8,752	24,698	1,840	35,290
Recognized during the period	1,499	200	—	1,699
Utilized during the period	(241)	(8,804)	(285)	(9,330)
Reversed during the period	(1,995)	(9,258)	(1,061)	(12,314)
FX revaluation	—	(173)	—	(173)
At June 30, 2023	8,015	6,663	494	15,172

Current	2,279	6,663	494	9,436
Non-current	5,736	—	—	5,736

The dilapidation provisions relate to the expected reinstatement costs of leased office buildings, vehicle preparation centers, customer centers and vehicles back to the conditions required by the lease. Cash outflows associated with the dilapidation provisions are to be incurred at the end of the relevant lease term, between 4 and 19 years.

The restructuring provision relates to actions being undertaken as part of the Business Realignment Plan announced on June 7, 2022, the winddown of operations in Europe announced in September 2022 and the Revised 2023 Plan (together the “Revised Business Plans”). Cash outflows associated with the restructuring provision are to be incurred within 12 months.

The decrease in the restructuring provision relates to redundancy payments and sponsorship payments made by the group during the six months ended June 30, 2023 and the reversals of amounts no longer required primarily due to better than expected exit terms being negotiated for sponsorships and other contracts.